UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report
Pursuant to Section 13 or 13(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 22, 2014

UROPLASTY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	001-32632	41-1719250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5420 Feltl Road Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 426-6140
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2014, pursuant to the terms of the Employment Agreement effective as of December 7, 1999 between Uroplasty, Inc. (the “Company”) and Susan Hartjes Holman, the Company’s Senior Vice President of Operations and Regulatory Affairs, the Company notified Ms. Holman that her employment with the Company will end on June 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UROPLASTY, INC.

By:	/s/ Brett Reynolds
Brett Reynolds
Senior Vice President, Chief Financial Officer and Corporate Secretary

Dated:  May 28, 2014